EXHIBIT 10.32

Nutriband Inc.

SUBSCRIPTION AGREEMENT

Nutriband Inc.

121 South Orange Ave., Suite 1500

Orlando, Florida 32801

Ladies and Gentlemen:

The offer and sale of shares of common stock, par value $0.001 per share, of Nutriband Inc., a Nevada corporation (the "Company"), and warrants to purchase common stock with an exercise price of $6.43 and expiring five years from the date of issuance in the form attached as Exhibit 1 hereto (“Warrants”), in units (“Units”), each Unit consisting of one share of Common Stock (the (“Shares”) and Warrants to purchase two Shares of common stock, to each Investor has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any jurisdiction, including any jurisdiction outside the United States, but rather is being made privately by the Company pursuant to the exemption from registration provided in Regulation S ("Regulation S") promulgated under the Securities Act by the United States Securities and Exchange Commission (the "SEC"). The Shares, the Warrants and the Units are sometimes herein referred to as the Securities.

The information requested in this Subscription Agreement is needed in order to ensure compliance with the applicable regulations and to determine whether (1) an investment in the Company by the Investor is suitable in light of the Investor's financial position, (2) the Investor meets certain minimum net worth or income tests and (3) the Investor has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment, or (4) the Investor is otherwise qualified to purchase the Securities.

1.	ACCEPTANCE OF SUBSCRIPTION DELIVERY OF UNITS AND AGREEMENT OF THE COMPANY

The undersigned understands and agrees that this Subscription is made subject to the following terms and conditions:

(i)	The Company shall have the right to reject this Subscription in whole or in part in its sole discretion;

(ii)	The Company shall have no obligation whatsoever to accept subscriptions in the order in which they are received; and

(iii)	Upon acceptance of this Subscription Agreement and clearance of funds delivered herewith, the Company will issue the Shares and Warrants purchased hereby in the name of the undersigned.

2.	REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED

The undersigned understands that the (i) Units are being offered and sold under exemptions from the registration provisions of the Securities Act; (ii) this transaction has not been reviewed and/or scrutinized by the SEC or by any administrative agency charged with the administration of securities laws of any state because of the minimum number of persons solicited and the private aspects of this offering; and (iii) all documents, records and books pertaining to this investment have been made available to the undersigned and its representatives, including attorneys, accountants and/or his purchaser representative; and that the books and records of the Company have been made available upon reasonable notice for inspection by the undersigned during reasonable business hours.

3.	ACKNOWLEDGMENT OF USES OF REPRESENTATIONS AND WARRANTIES.

The representations, warranties and undertakings contained in this Subscription Agreement made by the undersigned are made with the intent that they may be relied upon in determining the undersigned’s suitability as an investor in the Company. The undersigned hereby agrees that such representations, warranties and undertakings shall survive the acceptance by the Company of this Subscription. If more than one person is signing this Subscription Agreement, each representation, warranty and undertaking made herein shall be a joint and several representation, warranty or undertaking of each person.

4.	REMOVAL OF RESTRICTIONS ON SHARES AND WARRANTS.

The Shares and Warrants will be held for investors in book entry form at the Company’s transfer agent, Equiniti Trust Company, LLC. The investors have the right to reques registration of the Shares and Warrants so as to permit sale of the Shares and exercise of the Warrants.

5.	TRANSFERABILITY.

Without the written consent of the Company the undersigned agrees not to transfer or assign this Subscription Agreement, or any interest hrein and further agrees that the assignment or transfer of the Shares the Certificate representing the Shares acquired pursuant hereunder shall be made only in accordance with applicable laws, including but not limited to all federal and state securities laws.

6..	NO WAIVER.

Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not hereby or in any manner waive any rights granted to him, her or it under federal or state securities laws.

7.	FURTHER ACKNOWLEDGMENTS OF THE UNDERSIGNED.

The undersigned acknowledges that there have no representations, guaranties or warranties made to him by the Company, its employees, agents or representatives, or any other person, expressly or by implication with respect to:

(i)	the length of time the subscriber will be required to remain an owner of the Shares; and/or

(ii)	the future value of the Shares.

8.	SURVIVAL OF REPRESENTATIONS, WARRANTIES, UNDERTAKINGS AND ACKNOWLEDGMENTS

The representations, warranties, acknowledgments and undertakings contained in this Subscription Agreement are true and accurate as of the date hereof and shall be true and accurate as of the date of the delivery of certificates representing the Shares and delivery of the Warrants,and shall survive such delivery. If in any respect such representations, warranties, undertakings and acknowledgments shall not be true and accurate prior in the delivery of certificates representing the Shares and the Warrants, the undersigned shall give immediate written notice of such fact to the Company specifying which representations, warranties, undertakings and acknowledgments are not true and accurate and the basis therefor.

9.	LACK OF GENERAL SOLICITATION

The undersigned acknowledges that no general solicitation or general advertising regarding the offering (including articles published in any newspaper; magazine or similar broadcast) has been received by or communicated to the undersigned and no public solicitation or advertisement with respect to the offering of the Shares has been made to the undersigned.

10.	LACK OF ANY NASDAQ AFFILIATION

The undersigned represents that it is not affiliated with or associated with any member of the NASDAQ and that the undersigned is not in control of, controlled by, or under common control with any person or entity that is affiliated or associated with any member of the NASDAQ except as set forth below. For purposes of these representations, “control” means that possession, directo or indirect, or the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities by contract or otherwise. The term “Associate” or “associated” means (1) a corporation or organization of which the undersigned is an officer, director or partner or directly or indirectly the beneficial owner of 10% or more of any class of equity securities; (2) any trust or other estate in which the undersigned has a substantial beneficial interest or as to which the undersigned serves as trustee or in a similar capacity; and (3) any relative or spouse of the undersigned, or any relative of such spouse, who has the same home as the undersigned. The term “affiliate” or “affiliated” shall mean a relationship in which directly or indirectly through one or more intermediaries, the person controls or is controlled by or is under common control with the persons specified.

11.	MISCELLANEOUS

(i)	This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

(ii)	All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail return receipt requested, postage prepaid to the undersigned at the address set forth below or to the Company to the address set forth above.

(iii)	At the request of the Company, the undersigned will promptly execute such other instrument or documents as may be reasonably required in connection with the purchase of the Shares. The undersigned hereby agrees that the representations and warranties set forth in this Subscription Agreement shall survive the acceptance hereof by the Company, shall be binding upon the heirs, executors, successors, and assigns to the undersigned, but this subscription is not voluntarily transferable or assignable by the undersigned.

(v)	This subscription is subject to final acceptance by the Company to be evidenced by the signature of an officer of the Company as set forth on the Subscription Agreement Signature Page.

(vi)	This Subscription Agreement along with the exhibits annexed hereto constitutues the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

Investor Information
Exact legal name of Investor
Nationality of Investor (circle)	USA Canada Other___________________
Insert Type of Investor (see instructions)
Mailing address
Email address
Phone number
Investor Contact or Designee
Phone number
Investor’s Subscription for Units:
Enter the number of Units
Enter the total amount of your Investment in U.S. Dollars
Method of Payment (circle)	Check or Wire

IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement as of the date set forth below under penalties of perjury.

Date: ____________, 2024_

For Individual Investors:		For Investors other than Individuals:

By:		By:
	Signature		Signature

	(Please Print Name of Individual Investor)		(Please Print Name of Signatory)

Title:

WITNESS TO SIGNATURE ABOVE

Signature	Printed Name

For COMPANY Use Only

The subscription is hereby accepted in the amount set forth below and the Investor is hereby admitted as a Member as of _______________, 20__.

Nutriband Inc.

Accepted Subscription: ____ Units for $____________

By:
Name:
	Title:	Chief Executive Officer

Exhibit 1 to Subscription Agreement

NEITHER THIS WARRANT NOR THE WARRANT SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES OF WARRANT STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.

NUTRIBAND INC.

Common Stock Purchase Warrant

(Expiring on , 2029)

This is to certify that, for value received and subject to the conditions herein set forth, _________________________ (the "Warrantholder") is entitled to purchase, at a price per share of Six Dollars and Forty-Three Cents ($6.43)) per share, _______________ shares of common stock, par value $0.001 per share (the "Common Stock"), of Nutriband Inc., a Nevada corporation (the "Company"), subject to vesting and adjustment as provided below (such shares purchasable upon exercise of this Warrant by Warrantholder are herein called the "Warrant Stock"). . The amount per share specified above, as adjusted from time to time pursuant to the provisions hereinafter set forth, is herein called the "Purchase Price." This Warrant will be immediately exercisable as to the number of shares of Warrant Stock vested as provided above and may be exercised any time after its issuance.

1. By acceptance of this Warrant, the Warrantholder agrees, for itself and all subsequent holders, that prior to making any disposition of this Warrant or any shares of Warrant Stock, the Warrantholder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made.

2. (a) If the outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares thereof or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced and conversely, if outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable pursuant to the exercise of this Warrant immediately prior to such adjustment multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subparagraph (a) above), or any consolidation or merger of the Company with or into another corporation, or in the case of any sale, transfer or other disposition to another person, corporation or other entity of all or substantially all the property, assets, business and good will of the Company as an entirety, then, as part of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, as the case may be, lawful provision shall be made so that the registered owner of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which said registered owner would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, as the case may be, said registered owner had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the registered owner of this Warrant such that the provisions set forth herein (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

(c) In case the Company shall declare a dividend upon shares of Common Stock payable otherwise than out of earnings or earned surplus and otherwise than in shares of Common Stock or in stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, the Warrantholder shall, upon exercise of this Warrant in whole or in part, be entitled to purchase, in addition to the number of shares of Common Stock deliverable upon such exercise against payment of the Purchase Price therefor, but without further consideration, the cash, stock or other securities or property which the holder of Warrant would have received as dividends (otherwise than out of such earnings or earned surplus and otherwise than in shares of Common Stock or in such convertible or exchangeable stock or obligations), if continuously since the date set forth above such holder (i) had been the holder of record of the number of shares of Common Stock deliverable upon such exercise and (ii) had retained all dividends in stock or other securities (other than shares of Common Stock or such convertible or exchangeable stock or obligations) paid or payable in respect of said number of shares of Common Stock or in respect of any such stock or other securities so paid or payable as such dividends. For purposes of this subparagraph (c), a dividend payable otherwise than in cash shall be considered to be payable out of earnings or earned surplus and shall be charged in an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company.

(d) In case at any time:

(i) the Company shall pay any cash or stock dividend upon its Common Stock or make any distribution to the holders of its Common Stock; or

(ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

(iii) the Company shall effect any capital reorganization or any reclassification of or change in the outstanding capital stock of the Company (other than a stock split, a change in par value, or a change resulting solely from a subdivision or combination of outstanding shares of Common Stock), or any consolidation or merger, or any sale, transfer or other disposition of all or substantially all its property, assets, business and good will as an entirety, or the liquidation, dissolution or winding up of the Company; or

(iv) the Company shall declare a dividend upon shares of its Common Stock payable otherwise than out of earnings or earned surplus or otherwise than in shares of Common Stock or any stock or obligations directly or indirectly convertible into or exchangeable for Common Stock; then, in any such case, the Company shall cause at least fifteen (15) days' prior notice thereof to be furnished to the Warrantholder at the address of such holder shown on the books of the Company. Such notice shall also specify the date on which the books of the Company shall close, or a record be taken, for such stock dividend, distribution or subscription rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, winding up, or dividend, as the case may be, shall take place, and the date of participation therein by the holders of Common Stock if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the rights of the Warrantholder.

(e) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Warrantholder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subparagraphs (b) or (c) above.

(f) The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make any adjustment therefor on the basis of the mean between the closing low bid and closing high asked prices on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System or the closing market price on a national securities exchange on the trading day immediately prior to exercise, whichever is applicable or, if neither is applicable, then on the basis of the market value of any such fractional interest as shall be reasonably determined by the Company.

(g) The Company will, within 120 days after the end of each of its fiscal years, mail to the registered holder of this Warrant at the address of such holder shown on the books of the Company a certificate (if the Company has engaged independent public accountants, such certificate shall be prepared by such independent public accountants) (i) specifying the Purchase Price in effect as of the end of such fiscal year and the number of shares of Common Stock, or the kind and amount of any securities or property other than Common Stock purchasable by the holder of this Warrant and (ii) setting forth in reasonable detail the facts requiring any adjustments made during such fiscal year.

3. The Company agrees that (i) a number of shares of Common Stock and other securities and property sufficient to provide for the exercise of this Warrant upon the basis hereinbefore set forth shall at all times during the term of Warrant be reserved for the exercise hereof, and (ii) during the term of this Warrant, it will keep current in filing any forms and other materials required to be filed with the Commission pursuant to the Act and the Securities Exchange Act of 1934, as amended.

4. (a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the closing of the offering, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Warrantholder hereof at the address of such Warrantholder appearing on the books of the Company) and upon payment of the Exercise Price of the Warrant Stock as provided herein the Warrantholder shall be entitled to receive a certificate for the number of Warrant Stock so purchased. Certificates for the shares of Warrant Stock purchased hereunder shall be delivered to the Warrantholder hereof within twenty (20) trading days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Warrantholder or any other person so designated to be named therein shall be deemed to have become a Warrantholder of record of such shares of Warrant Stock for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Warrantholder, if any, pursuant to Section 4 prior to the issuance of such shares of Warrant Stock, have been paid.

(b) Payment shall be made in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, and the Warrantholder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock determined as provided herein.

5. All shares of Common Stock or other securities delivered upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and the Company will pay all taxes, if any, in respect of the issuance thereof upon exercise of this Warrant.

6. (a) Subject to the provisions of Paragraph 1 hereof, this Warrant and all rights hereunder are transferable on the books of the Company, upon surrender of this Warrant, with the form of assignment attached hereto duly executed by the registered holder hereof or by his attorney duly authorized in writing, to the Company at its principal office hereinabove referred to, and thereupon there shall be issued in the name of the transferee or transferees, in exchange for this Warrant, a new warrant or warrants or like tenor and date, representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder.

(b) If this Warrant shall be lost, stolen, mutilated or destroyed, the Company, on such terms as to indemnify or otherwise as it may in its discretion reasonably impose, shall issue a new warrant of like denomination, tenor and date as this Warrant so lost, stolen, mutilated or destroyed. Any such new warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed warrant shall be at any time enforceable by anyone.

(c) The Company may deem and treat the registered holder of this Warrant as the absolute owner of this Warrant for all purposes and shall not be affected by any notice to the contrary.

(d) This Warrant, including all the rights and obligations granted to the Warrantholder hereunder, shall be specifically enforceable against the Company by the Warrantholder, in addition to and not by way of substitution for, any other remedies available to the Warrantholder, at law or in equity.

(e) This Warrant, in all events, shall be wholly void and of no effect after April 19, 2029.

7. The Warrantholder shall not, by virtue of ownership of this Warrant, be entitled to any rights whatsoever of a shareholder of the Company, but shall, upon written request to the Company, be entitled to receive quarterly or annual reports, or any other reports to shareholders of the Company.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of______________, 2024.

NUTRIBAND INC.

By:
Chief Executive Officer

NOTICE OF EXERCISE

To: Nutriband Inc.

The undersigned hereby elects to purchase ________ shares of Common Stock (the “Warrant Stock”), of Nutriband Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

___________________________________________________________

(Name)

___________________________________________________________

(Address)

___________________________________________________________

___________________________________________________________

Social Security or Tax Identification Number

Dated: _________________________

_________________________________________

Signature

_________________________________________

Print Name

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________________________

whose address is ________________________________________________________________

______________________________________________________________________________

Dated: ________________________

Holder's Signature:

Holder's Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.